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                                                                  EXHIBIT 10(11)

                          REGISTRATION RIGHTS AGREEMENT

            REGISTRATION RIGHTS AGREEMENT, dated as of July 2, 1996, between Madeleine L.L.C., a New York limited liability company ("Madeleine"), and Winners Entertainment, Inc., a Delaware corporation (the "Company").

            Concurrently with the execution and delivery of this Registration Rights Agreement, a Term Loan Agreement, dated as of the date hereof, among Mountaineer Park, Inc., a West Virginia corporation and a wholly-owned subsidiary of the Company, the Company and Madeleine (the "Term Loan Agreement"), has been executed and delivered.

            In connection with the execution and delivery of the Term Loan Agreement, the Company has issued to Madeleine 183,206 shares of Common Stock (as hereinafter defined) (the "Restricted Shares") that are subject to restrictions on Transfer (as hereinafter defined) pursuant to the Securities Act (as hereinafter defined).

            The Company desires to grant to Madeleine registration rights with respect to the Restricted Shares and such other securities of the Company that Madeleine may acquire from time to time, whether pursuant to the Term Loan Agreement or otherwise, the Transfer of which is restricted pursuant to the Securities Act and which are not entitled to the benefits of any other registration rights.

            For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            1.    DEFINITIONS

            "Commission" shall mean the Securities and Exchange Commission and any other similar or successor agency of the federal government of the United States of America then administering the Securities Act or the Exchange Act.

            "Common Stock" shall mean the Company's Common Stock, $0.00001 par value per share.

            "Company" shall have the meaning given such term in the first paragraph of this Registration Rights Agreement.

            "Controlling Interest" shall have the meaning given such term in
Section 9.1.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "Holder" shall mean Madeleine and its successors and permitted assigns.

            "Indemnified party" shall have the meaning given to such term in paragraph (b) of Section 6.

            "Madeleine" shall have the meaning given such term in the first paragraph of this
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Registration Rights Agreement.

            "Person" shall mean a corporation, an association, a partnership, an organization, a business, an individual or a government or political subdivision thereof or any governmental agency.

            "Registrable Securities" shall mean the Restricted Shares and any other securities of the Company acquired by the Holder from the Company from time to time, and any securities into or for which such other securities may be convertible or exercisable, whether issued or acquired pursuant to the Term Loan Agreement or otherwise, the Transfer of which is restricted pursuant to the Securities Act and which are not entitled to the benefits of any other registration rights. Any such securities shall cease to constitute Registrable Securities when such securities have been disposed of by the Holder pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 (or any successor rule) of the Commission under the Securities Act. "Registrable Securities" shall include any securities issued as a dividend or distribution on account of Registrable Securities or resulting from a subdivision of the outstanding Registrable Securities into a greater number of securities (by reclassification, stock split or otherwise) or that may be issued in respect of, in exchange for or in substitution of any Registrable Securities, whether by the Company or its successors or assigns.

            "Registration Expenses" shall have the meaning set forth in
Section 5.

            "Restricted Shares" has the meaning given such term in the third paragraph of this Registration Rights Agreement.

            "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "Term Loan Agreement" shall have the meaning given such term in the second paragraph of this Registration Rights Agreement.

            "Transfer" shall include any sale, transfer, assignment or other disposition which would constitute a sale within the meaning of the Securities Act.

            "Underwriter" shall have the meaning given such term in Section 3.

            "Warrant Certificates" shall mean the Warrant Certificates of the Company issued on the date hereof or at any time hereafter in connection with the transactions contemplated by the Term Loan Agreement (including, but not limited to, the replacement Warrant Certificates issued on the date hereof to Bridge Capital, LLC and Brownstone Holdings, LLC, each entitling the registered holder thereof to purchase 25,000 shares of Common Stock), and any certificates issued in exchange or replacement thereof.

            Any terms used in this Registration Rights Agreement which are not defined in this Section 1 have the meanings respectively set forth elsewhere in this Registration Rights Agreement.

            2.    REGISTRATION

                  2.1 Restricted Shares. The Company shall use its best efforts to, within 120 days after the date of this Registration Rights Agreement, effect the registration on an applicable form under the Securities Act of the resale of the Restricted Shares.


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                  2.2 Additional Securities. To the extent that the Holder
acquires any additional securities of the Company that constitute Registrable Securities, the Company shall use its best efforts to, within 120 days after the date registration of such Registrable Securities is requested by the Holder, effect the registration on an applicable form under the Securities Act of the resale of such Registrable Securities and, to the extent that such Registrable Securities are convertible into or exercisable for any other securities, the issuance or, if not permissible under the Securities Act, resale of such other securities.

                  2.3 Duration of Registration. The Company shall use its best efforts to keep each registration statement filed and declared effective pursuant to this Registration Rights Agreement continuously effective until such time as (i) none of the securities covered by such registration statement shall constitute Registrable Securities or (ii) all of the Registrable Securities covered by such registration statement are freely transferable pursuant to Rule 144(k); provided, however, that, notwithstanding the foregoing, prior to the suspension or termination of the effectiveness of any registration statement pursuant to either clause (i) or clause (ii) of this sentence, (A) the Company shall have delivered to the Holder an opinion of counsel to the Company satisfactory in form and substance to the Holder and its counsel stating that the applicable condition precedent to the termination of the effectiveness of the registration statement set forth in this sentence has been satisfied and (B) the Holder and its counsel shall have concurred with the conclusions set out in such opinion.

            2.4 Failure to Effect Registration. (a) If the Company shall fail to file any registration statement required to be filed by the Company pursuant to
Section 2.1 on or before the date that is 90 days after the date hereof, in such form and substance as shall be required by the Securities Act, the Company shall, within five days thereafter, pay to the Holder, in cash, with respect to each Restricted Share held by the Holder, an amount that is equal to the greater of (i) 10% of the closing price of the Common Stock on the business day immediately preceding such 90th day and (ii) $350,000 divided by the number of Restricted Shares then outstanding. In the event that a registration statement required to be filed pursuant to Section 2.1 hereof shall fail to be declared effective on or before seven calendar months from the date of demand therefor by the Holder (the "Demand Date"), the Company shall pay to the Holder within 5 days of the expiration of such seven calendar month period 5% of the closing price of the Common Stock on the business day immediately preceding the end of such seven month period. In the event that a registration statement required to be filed pursuant to this Agreement shall fail to be declared effective on or before nine calendar months from the Demand Date, the Company shall pay to the Holder within 5 days of the expiration of such nine calendar month, and on the last day of each calendar month thereafter until such registration statement is declared effective, 10% of the closing price of the Common Stock on the business day immediately preceding the end of such nine month or one month period, as applicable. For purposes of this Section 2.4, the closing price of such security for any day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case (i) on the principal national securities exchange on which such security is listed or to which such security is admitted to trading or (ii) if such security is not listed or admitted to trading on a national securities exchange, in the over-the-counter market as reported by The Nasdaq National Market or a comparable system, or
(iii) if such security is not listed on The Nasdaq National Market or a comparable system, as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time in good faith by the Board of Directors of the Company for that purpose. In the absence of all of the foregoing, or if for any other reason the closing price of such security cannot be determined pursuant to the foregoing sentence, the closing price shall be the fair market value of such security as determined in good faith by the Board of Directors of the Company.

            If the Company shall fail to file any registration statement required to be filed by the Company pursuant to Section 2.2 on or before the date that is 90 days after the date that


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registration is requested, in such form and substance as shall be required by the Securities Act, the Company shall, within five days thereafter, pay to the Holder, in cash, with respect to each Registrable Security requested to be registered, an amount that is equal to the greater of (i) 10% of the closing price of such Registrable Security, or, if such security is convertible into or exercisable for Common Stock, an amount equal to 10% of the closing price of one share of Common Stock multiplied by the number of shares of Common Stock into or for which such security is convertible or exercisable, in each case on the business day immediately preceding such 90th day, and (ii) $350,000 divided by the number of Registrable Securities required to be included on such registration statement (without any double counting of convertible securities and securities issued upon conversion thereof). In the event that a registration statement required to be filed pursuant to this Agreement shall fail to be declared effective on or before seven calendar months from the date of demand therefor by the Holder (the "Demand Date"), the Company shall pay to the Holder within 5 days of the expiration of such seven calendar month period 5% of the closing price of the Common Stock on the business day immediately preceding the end of such seven month period. In the event that a registration statement required to be filed pursuant to this Agreement shall fail to be declared effective on or before nine calendar months from the Demand Date, the Company shall pay to the Holder within 5 days of the expiration of such nine calendar month, and on the last day of each calendar month thereafter until such registration statement is declared effective, 10% of the closing price of the Common Stock on the business day immediately preceding the end of such nine month or one month period, as applicable. The closing price of such Registrable Security shall be determined in accordance with the second and third sentence of this paragraph. Notwithstanding anything in this Warrant certificate to the contrary, so long as the Company is in compliance with its obligations with respect to the payment of any penalties pursuant to this Section 2.4, it shall not be in breach of its obligation to register Common Stock or Warrants under this Section 2.4.

                  (b) Without limiting the remedies available to the Holder, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2.1 or 2.2 may result in material irreparable injury to the Holder (and/or subsequent holders) for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Holder (or any subsequent holder of Registrable Securities) may obtain such relief as may be required to specifically enforce the Company's obligations under Section 2.1 or
2.2 and under the registration provisions of this Agreement generally.

            3.    UNDERWRITTEN OFFERINGS

            The Holder may sell any or all of its Registrable Securities in an underwritten offering; provided, however, that, nothing contained in this
Section 3 shall in any way accelerate the obligation of the Company set forth in
Section 2.1. If the Holder desires to do so, it shall so notify the Company in writing, stating in such notice the number and class of securities proposed to be sold. Within five days after receipt of such notice, the Company shall mail a notice stating that the Holder has requested an underwritten offering of all or part of its Registrable Securities (which notice shall state the number and class of securities proposed to be sold by the Holder) to any other holders of Registrable Securities and to any other holders of "Registrable Securities" under the Warrant Certificates. Any such other holder desiring to participate in the underwritten offering shall be entitled to do so, provided that such holder notifies the Company of its intent to so participate (specifying in its notice the number of securities proposed to be sold, all of which shall be required to be of the same class as those set forth in the Holder's notice) not later than the date that is fifteen days after the date on which the Company mailed notice of such underwritten offering to such other holder. In any such underwritten offering requested by the Holder, the investment banker or investment bankers and manager or managers (the "Underwriters") that will administer the offering will be selected by the Holder, subject to the reasonable approval of the holders of a majority of the securities (determined on an as-converted basis and including the


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Holder's Registrable Securities) proposed to be included in such offering and the reasonable approval of the Company. Notwithstanding anything to the contrary set forth herein, if the Underwriter determines that the number of securities includable in an underwritten offering requested by the Holder is limited due to market conditions, priority shall be given first to the Registrable Securities and any other securities constituting "Registrable Securities" under the Warrant Certificates held by the Holder and then to securities held by all other holders of securities proposing to sell securities in such underwritten offering on a pro rata basis (determined on an as-converted basis). Any holder of securities requesting the inclusion of securities held by such holder in an underwritten offering pursuant to this Section 3 (including the Holder) may, at any time (subject to any arrangements entered into with the Underwriters), withdraw all or any part of its securities from such underwritten offering. Notwithstanding anything to the contrary herein, the provisions of this Section 3 shall not apply to any securities that are freely transferable pursuant to Rule 144(k) under the Securities Act.

            4.    REGISTRATION PROCEDURES

            In connection with its obligations under Section 2.1, 2.2 and 3, the Company shall, in addition to such other requirements as are set forth elsewhere in this Registration Rights Agreement, including, without limitation, in the foregoing Sections :

                  (i) prepare and file with the Commission a registration
            statement on an applicable form under the Securities Act with respect to the applicable securities, use its best efforts to cause such registration statement to be declared effective within the applicable time period and promptly prepare and file with the Commission such amendments and supplements to the applicable registration statement and the prospectus used in connection therewith as may be necessary to keep the registration statement effective and current and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by the registration statement, including, without limitation, such amendments and supplements as may be necessary to reflect the intended method of disposition from time to time of the prospective seller or sellers of such securities or as may be necessary upon the occurrence of an event contemplated by clause (E) of paragraph (ii) of this Section 4, and use its best efforts to cause any such amendment to become effective and such registration statement to become usable as soon as thereafter practicable;

                  (ii) notify the Holder promptly and, if requested by the
            Holder, confirm such advice in writing, (A) when any registration statement filed hereunder has become effective and when any post-effective amendments and supplements thereto have been filed and become effective, (B) of any request by the Commission or any state securities authority for amendments and supplements to any registration statement filed hereunder and related prospectus or for additional information after the registration statement has become effective, (C) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of any registration statement filed hereunder or the initiation of any proceedings for that purpose, (D) if, between the effective date of any registration statement filed hereunder and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to such offering cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (E) of the happening of any event which makes any statement made in any registration statement filed hereunder or the


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            related prospectus untrue in any material respect or which requires the making of any changes in the registration statement or prospectus in order to make the statements therein not misleading and (F) of any determination by the Company that a post-effective amendment to any registration statement filed hereunder would be appropriate;

                  (iii) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any registration statement filed hereunder at the earliest possible moment and provide prompt notice to the Holder of the withdrawal of any such order;

                  (iv) promptly furnish to the Holder and any Underwriter such number of copies of a prospectus, including a preliminary prospectus and any prospectus supplement, in conformity with the requirements of the Securities Act, and such other documents as the Holder and/or Underwriter may reasonably request in order to facilitate the public sale or other disposition of Registrable Securities;

                  (v) use its best efforts to register or qualify on a timely basis the Registrable Securities covered by any registration statement filed hereunder under such other securities or blue sky or other applicable laws of such jurisdictions within the United States as the Holder shall reasonably request to enable the Holder to consummate the public sale or other disposition in such jurisdictions of Registrable Securities;

                  (vi) cooperate with the Holder to facilitate the timely
            preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be in such amounts and registered in such names as the Holder may reasonably request at least two business days prior to the closing of any sale of Registrable Securities;

                  (vii) upon the occurrence of any event contemplated by clause
            (E) of paragraph (ii) of this Section 4, notify the Holder to suspend use of any applicable prospectus as promptly as practicable after the occurrence of such an event;

                  (viii) within a reasonable time prior to the filing of any registration statement to be filed hereunder, prospectus to be included therein, or amendment or supplement to either of the foregoing, provide copies of such document to the Holder and its counsel, and make such of the representatives of the Company as shall be reasonably requested by the Holder or its counsel available for discussion of such document, and shall not at any time file or make any amendment or supplement to any such document of which the Holder and its counsel shall not have previously been advised and furnished a copy or in a form in which the holders of a majority of the securities covered by such registration statement (determined on an as-converted basis) or their counsel shall reasonably object on a timely basis;

                  (ix) make available for inspection by a representative of the
            Holder, any Underwriter participating in any disposition pursuant to any registration statement filed hereunder and attorneys and accountants designated by the Holder or any Underwriter, at reasonable times and in a reasonable manner, all financial and other records, pertinent documents and properties of the Company, and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the registration statement; provided, however that


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            such representatives, Underwriters, attorneys or accountants agree to keep confidential any records, information or documents that are designated by the Company in writing as confidential and to use such information obtained pursuant to this provision only in connection with the transaction for which such information was obtained, and not for any other purpose, unless (A) such records, information or documents (I) are available to the public, (II) were already in such representatives', Underwriters', attorneys' or accountants' possession prior to their receipt from the Company and they do not otherwise have any obligation to keep such records, information or documents confidential or (III) are obtained by such representatives, Underwriters, attorneys or accountants from a third person who, insofar as is known to such representatives, Underwriters, attorneys or accountants, is not prohibited from transmitting the information to such representatives, Underwriters, attorneys or accountants by a contractual, legal or fiduciary obligation to the Company or a third party, or (B) disclosure of such records, information or documents is required by court or administrative order after the exhaustion of appeals therefrom;

                  (x) use its best efforts to cause all Registrable Securities to be listed or traded on any securities exchange or any automated quotation system on which similar securities issued by the Company are then listed or traded, to the extent such Registrable Securities satisfy applicable listing or trading requirements; provided, that, for purposes of this clause (x), the Warrants shall not be deemed to be similar to the Common Stock.

                  (xi) enter into such customary agreements and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of Registrable Securities (including, but not limited to, pursuant to an underwritten offering), and in such connection, (A) to the extent possible, make such representations and warranties to the Holder and any Underwriters of Registrable Securities with respect to the business of the Company and its subsidiaries and its or its subsidiaries' joint ventures, the applicable registration statement, prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to Underwriters in underwritten offerings, and confirm the same if and when requested, (B) obtain opinions of counsel to the Company (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holder and any Underwriters and their respective counsel) addressed to the Holder and any Underwriter, covering the matters customarily covered in opinions requested in underwritten offerings, (C) obtain "cold comfort" letters from the independent certified public accountants of the Company (and, if necessary, any other certified public accountant of any subsidiary of the Company or any joint venture in which the Company or any of its subsidiaries is a partner, or of any business acquired by the Company for which financial statements and financial data are or are required to be included in the applicable registration statement) addressed to the Holder and any Underwriter, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, and (D) deliver such documents and certificates as may be reasonably requested by the Holder or any Underwriter, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company made pursuant to clause (A) above and to evidence compliance with any customary conditions contained in any underwriting agreement.

                  (xii) take, or refrain from taking, such other actions, and execute and


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            deliver such other documents, as may reasonably be requested by the
            Holder or any Underwriter.

            5.    EXPENSES OF REGISTRATION

            All expenses incurred in effecting any registration pursuant to this Registration Rights Agreement (collectively, "Registration Expenses"), including, without limitation, all registration and filing fees, listing fees, printing expenses, expenses of compliance with blue sky laws, fees and disbursements of counsel for the Company and expenses of any audits incidental to or required by any such registration, shall be borne by the Company; provided, that, in the case of all registrations, the Holder shall pay the fees and disbursements of its own counsel and underwriting discounts and commissions in connection with an underwritten offering.

            6.    INDEMNIFICATION

            (a) The Company hereby indemnifies and holds harmless the Holder and each officer, director and controlling person of the Holder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities law applicable to the Company and relating to any action required of or inaction by the Company in connection with any such registration, qualification or compliance, and will reimburse the Holder and each such officer, director and controlling person for any legal and any other expenses incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable to the Holder in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company in an instrument duly executed by the Holder and stated to be specifically for use in the document containing such untrue statement of a material fact or omitting to state the material fact required to be stated therein.

            (b) Each party entitled to indemnification hereunder (each an "indemnified party") shall give notice to the Company promptly after such indemnified party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Company (at its expense) to assume the defense of any claim or any litigation resulting therefrom, provided that counsel for the Company who shall conduct the defense of such claim or litigation shall be reasonably satisfactory to the indemnified party. The indemnified party may participate in such defense, but only at such indemnified party's expense. The omission by any indemnified party to give notice as provided herein shall not relieve the Company of its obligations under this paragraph (b) of Section 6 except to the extent that the omission results in a failure of actual notice to the Company and the Company is damaged solely as a result of the failure to give notice. The Company shall not, in the defense of any such claim or litigation, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim or litigation.

            (c) The reimbursement required by this Section 6 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

            (d) To the extent any indemnification by the Company is prohibited or limited


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by law, the Company agrees to make the maximum contribution permitted by applicable law with respect to any amounts for which it would otherwise be liable under paragraph (a) of this Section 6.

            (e) The Company will enter into indemnification and contribution arrangements with the Holder, any other participating securityholders and the Underwriters that are usual and customary and/or reasonable under the circumstances in connection with any underwritten offering to be effected pursuant to Section 3; provided, that, nothing contained herein shall require the Company to indemnify any Underwriter in connection with any statement expressly provided for inclusion in any registration statement by such Underwriter.

            7.    RIGHTS OF OTHER SECURITYHOLDERS

            (a) The Company may not, without the prior written consent of the holders of a majority of the participating Registrable Securities (determined on an as-converted basis), permit present or subsequent investors in the Company (other than transferees of Registrable Securities) to participate in any registrations initiated pursuant to Sections 2.1 or 2.2 or underwritten offerings requested pursuant to Section 3; provided, however, that, nothing contained herein shall be interpreted so as to prohibit the Company from entering into and performing its obligations under Section 3, under the Warrant Certificates or under any of the registration rights agreements listed on
Schedule 5.8(a).

            (b) To the extent that an underwritten offering is requested pursuant to a Warrant Certificate, the Holder shall be given the opportunity to elect to participate in such underwritten offering on the terms and subject to the conditions set forth in the Warrant Certificate. The Company shall not amend any of such terms in any Warrant Certificate in a manner adverse to the Holder without the prior written consent of the holders of a majority of the Registrable Securities (determined on an as-converted basis).

            (c) The Company represents and warrants that it has not entered into, and covenants that, on and after the date hereof it will not enter into, any agreement that is inconsistent with or that may prejudice the rights granted to the Holder in this Registration Rights Agreement or that otherwise conflicts with the provisions hereof. The rights granted to the Holder hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities, other than with respect to those agreements set forth in Schedule 5.8(a) to the Warrant Certificate, copies of which the Holder has received.

            8.    RULE 144 COMPLIANCE

            (a) At all times and from time to time, the Company shall undertake to make publicly available and available to the Holder, pursuant to Rule 144 of the Commission under the Securities Act, such information as is necessary to enable the Holder to make sales of Registrable Securities pursuant to that Rule. The Company shall furnish to the Holder, upon request, a written statement executed by the Company as to the steps it has taken to comply with the current public information requirements of Rule 144. Notwithstanding the foregoing, the Company shall have no further obligations under this paragraph (a) of Section 8 at such time as all then outstanding Registrable Securities may be sold pursuant to paragraph (k) of Rule 144, as determined by, and set forth in an opinion of, counsel to the Company who is reasonably acceptable to the Holder. The Holder shall notify the Company promptly after it ceases to hold any Registrable Securities.

            (b) If the Holder desires to effect a Transfer of Registrable Securities without registration under the Securities Act, and if at such time such Transfer cannot be effected pursuant to Rule 144, then the Company, at the Holder's request and at the Company's expense, shall provide the Holder with all such information regarding the Company as would be required in order


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to enable the Holder to comply with the exemption from registration provided by
Section 4(l) of the Securities Act (or any successor provision) or any other applicable exemption from registration.

            9.    TRANSFER RESTRICTIONS ON RESTRICTED SHARES

                  9.1. Restrictions on Transfer Generally. The Restricted Shares shall not be transferable except upon satisfaction of the conditions specified in this Section 9.1. Such conditions are intended to insure compliance with the provisions of the Securities Act in respect of the Transfer of the Restricted Shares. The Holder agrees that it will not Transfer the Restricted Shares prior to delivery to the Company of the opinion of counsel referred to in, and to the effect described in, Section 9.2, or until registration under the Securities Act of the Restricted Shares has become effective. Compliance with the foregoing provisions shall not be required for any Transfer of Restricted Shares by the Holder to the Company. The right of the Holder to transfer any Restricted Shares shall be expressly limited to the extent that the subsequent Holder (together with its affiliates or other persons or entities controlled by or under common control with such subsequent Holder) will own in the aggregate more than 5% of the then issued and outstanding shares of Common Stock (a "Controlling Interest"), unless the subsequent Holder's ownership of such a Controlling Interest has been approved by the West Virginia Lottery Commission or such approval shall no longer be required under applicable law. The Company shall use its best efforts to obtain, or help obtain, as applicable, any such approval.

                  9.2. Opinion of Counsel. Subject to Section 9.4, so long as the certificate for the Restricted Shares bears the legend required by Section 9.3, the Holder agrees that, prior to any Transfer or attempted Transfer of Restricted Shares evidenced by such certificate, it shall give written notice to the Company of its intention to effect such Transfer. Any such notice shall describe the manner and timing of the proposed Transfer in reasonable detail. Such notice shall be accompanied by an opinion of counsel for the Holder, in form and substance reasonably satisfactory to the Company, stating that the proposed Transfer may be effected without registration of the securities to be transferred under the Securities Act, following receipt of which the Company shall promptly, at such time as shall be requested by the Holder, give effect to such Transfer in accordance with the terms of the notice delivered by the Holder to the Company. Each certificate evidencing Restricted Shares issued to a transferee in such Transfer shall bear the legend set forth in Section 9.3 if required by such Section , unless, in the opinion of counsel for the Company, such legend is not required or appropriate in order to insure compliance with the Securities Act. Notwithstanding anything to the contrary in this Section 9.2, if in the reasonable opinion of counsel for the Company, the proposed Transfer may not be effected without registration under the Securities Act, the Company shall promptly (and, in any case, within two business days after receiving the notice of proposed Transfer from the Holder) so notify the Holder and the Holder shall not consummate such Transfer until the required registration under the Securities Act has become effective, except in another transaction exempt from the registration requirements of the Securities Act.

                  9.3.  Legends.

                  (a) Each certificate for Restricted Shares, including any such certificate issued to a subsequent transferee, shall (unless otherwise permitted by Section 9.2 or unless the Restricted Shares to be evidenced by such certificate shall have been issued or transferred pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 or any successor rule) be stamped or otherwise imprinted with a legend in substantially the following form:

            "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE TRANSFER OF SAID SECURITIES IS SUBJECT TO THE


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
            RESTRICTIONS SET FORTH IN SECTION 9 OF THE REGISTRATION RIGHTS AGREEMENT, DATED AS OF JULY [ ], 1996, BETWEEN WINNERS ENTERTAINMENT, INC. AND MADELEINE L.L.C., A COPY OF WHICH HAS BEEN DELIVERED TO THE REGISTERED HOLDER OF THE SECURITIES REPRESENTED HEREBY AND WHICH IS AVAILABLE FOR INSPECTION AT THE HEAD OFFICE OF WINNERS ENTERTAINMENT, INC. NO TRANSFER OF SAID SECURITIES SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL THE TERMS AND CONDITIONS OF
            SECTION 9 OF THE REGISTRATION RIGHTS AGREEMENT SHALL HAVE BEEN COMPLIED WITH."

                  (b)   The provisions of Sections 9.1 and  9.2 and this
Section 9.3. shall be binding upon all subsequent Holders.

                  9.4. Exchange of Certificates. At such time as shall reasonably be requested by the Holder, subject to applicable law, the Company will deliver to the Holder, upon delivery to the Company of a certificate or certificates representing Restricted Shares bearing the legend set forth in
Section 9.3, a new certificate or certificates representing such Restricted Shares but not bearing such legend.

            10.   MISCELLANEOUS

                  10.1 Exchange Act and Other Filings. The Company will give notice to the Holder within ten days after the Company shall have filed with the Commission an application to register any securities of the Company pursuant to the Exchange Act. The Company will review its stock ledgers, stock transfer books and other corporate records periodically (and not less than once in each calendar quarter) in order to determine whether the Holder is or shall have become, directly or indirectly, the owner of record of more than such percentage of any class of the Company's equity securities (as defined in the Exchange Act) as shall cause such Holder to be required to make any filing or declarations to the Company, the Commission or any securities exchange or inter-dealer quotation system pursuant to the provisions of the Exchange Act or the rules and regulations of any such securities exchange or inter-dealer quotation system. The Company will give prompt notice to the Holder whenever it shall have so determined, but in any event not less than quarterly, and such notice shall also specify the information upon which the Company bases such determination; provided, that, the Company shall be required to give such notice only once in each fiscal year to the Holder if its percentage of ownership of record of the Company's equity securities has not changed since the date that the last such notice was given. Nothing contained in this paragraph shall be construed so as to qualify or limit any reporting obligation of the Holder under the Exchange Act.

                  10.2. Amendment And Waiver. Except as otherwise provided herein, the provisions of this Registration Rights Agreement may be amended and the Company may take action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the prior written consent of the holders of a majority of the Registrable Securities (determined on an as-converted basis), or, in the case of any amendment to, or action prohibited or required under Section 9.1, 9.2 or 9.3, the holders of a majority of the Restricted Shares; provided, that, changes that are detrimental to the Holder in the indemnification and contribution provisions set forth in
Section 6 shall not be made as to the Holder without the consent of the Holder.

                  10.3. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first-class postage prepaid or when delivered by courier:

            (i) if to Madeleine, at 950 Third Avenue, New York, New York 10022, or at such other address as may have been furnished to the Company in writing by the Holder; and

            (ii) if to the Company, at Route 2 South, Chester, West Virginia 26034, Attention: President, or at such other address as may have been furnished to the Holder in writing by the Company, with a copy to Robert
      L. Ruben, Esq., Freer & McGerry, 1000 Thomas Jefferson Street, N.W., Suite 600, Washington, D.C. 20007.

                  10.4. Headings. The headings of the Sections and subsections of this Registration Rights Agreement are inserted for convenience only and shall be deemed not to constitute a part of this Registration Rights Agreement.

                  10.5. Governing Law; Consent To Jurisdiction. This Registration Rights Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws of such State. If any action or proceeding shall be brought by the Holder in order to enforce any right or obligation in respect of this Registration Rights Agreement, the Company hereby consents and will submit to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York, and agrees that venue will be proper in any such court.

                  10.6. Binding Effect. The terms and provisions of this Registration Rights Agreement shall inure to the benefit of the Holder and its successors and permitted assigns and shall be binding upon the Company and its successors and permitted assigns, including, without limitation, any Person succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

                  10.7 Calculation of Amounts and Percentages. To the extent that any provision of this Registration Rights Agreement requires the approval of the holders of a stated percentage or amount (to the extent constituting less than all) of the Registrable Securities or the Restricted Shares, all of the Registrable Securities and Restricted Shares, as the case may be, held by Madeleine and its successors and assigns shall be included when making such calculation.

                  10.8 Representations of Initial Holder. The initial Holder represents and warrants that it is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act and that it is acquiring the Restricted Shares for its own account or for one or more accounts (each of which is an "accredited investor") as to which it exercises sole investment discretion, for investment and not with a view to resale or distribution thereof.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       WINNERS ENTERTAINMENT, INC.

                                       By:  /S/ Edson R. Arneault
                                          --------------------------------------
                                       Name:  Edson R. Arneault
                                       Title: President

                                              1461 Glenneyre Street, Suite F
                                              Laguna Beach, California  92651

                                       MADELEINE LLC

                                       By: /s/  Kevin P. Genda
                                          --------------------------------------
                                       Name: Kevin P. Genda
                                       Title:   Power of Attorney

                                       950 Third Avenue, 20th Floor
                                       New York, New York  10022
                                       Attention:  Mr. Kevin P. Genda